2nd Quarter Fiscal 2024 Earnings Slide Deck Exhibit 99.2

Safe-Harbor Statement This presentation contains forward-looking statements that are subject to risks and uncertainties, and which reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, financial results and planned financing. You can find a discussion of many of these risks and uncertainties in the annual, quarterly and current reports that the Company files with the Securities and Exchange Commission. Investors should understand that a number of factors could cause future economic and industry conditions and the Company’s actual financial condition and results of operations to differ materially from management’s beliefs expressed in the forward-looking statements contained in this presentation. These factors include those outlined in the “Risk Factors” section of the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, and investors are urged to review these factors when considering the forward-looking statements contained in this presentation. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For additional financial statement information, please see the Company’s earnings release dated April 4, 2024.

Second Quarter Key Messages North America irrigation unit sales volume increases during the second quarter and year-to-date is supported by the carryover impact of solid 2023 farm profits A forecasted decline in 2024 U.S. net farm income, if realized, could negatively impact demand for irrigation equipment during the remainder of fiscal 2024 Reduced outlook for grower profitability and liquidity in Brazil tempers demand for irrigation equipment in the near term Increased Road Zipper System™ lease revenues support accretive sales mix shift and improved infrastructure results

Second Quarter Summary Revenues decreased $14.7 million compared to prior year Irrigation decreased $14.8 million Infrastructure comparable to prior year Operating income decreased $5.2 million compared to prior year Irrigation decreased $7.2 million Infrastructure increased $1.5 million Corporate expense decreased $0.5 million $ in millions, except per share amounts -9% -19% +1% Revenue Operating Income (with operating margin) Diluted EPS

Second Quarter and YTD Financial Summary

Current Market Factors As of February 2024, U.S. corn prices have decreased 35 percent and U.S. soybean prices have decreased 25 percent from price levels prevailing in February 2023 In February 2024, the USDA estimated 2024 U.S. net farm income to be $116.1 billion, a decrease of 26 percent from 2023 U.S. net farm income of $155.9 billion Decrease in government support payments of 16 percent Decrease in cash receipts for crops of 6 percent Increase in cash expenses of 4 percent U.S, farm balance sheets remain strong following three years of solid profitability In Brazil, a 20 percent drop in cash soybean prices from December 2023 to February 2024, coupled with lower yield expectations, is negatively impacting the outlook for grower profitability and available liquidity Irrigation Infrastructure Infrastructure Investment and Jobs Act (IIJA) funding marks the largest infusion of federal investment into infrastructure projects in more than a decade Includes $110 billion in incremental federal funding for roads, bridges, and other transportation projects The additional funding is expected to support higher demand in the U.S. for Lindsay products and solutions Annual 2023 contract awards reflected an increase of 19 percent for highways and an increase of 12 percent for bridges compared to 2022 Public capital spending for highways and bridges expected to grow approximately 13 percent in calendar 2024 The timing and scope of construction projects can be impacted by a variety of factors

Irrigation Segment – Second Quarter Summary North America revenue decreased $7.6 million Lower sales of replacement parts, lower average selling prices and less favorable mix of shorter machines compared to prior year Higher unit sales volume Unit sales volume breakdown by category: Replacement 46%, Dryland 29%, Conversion 25% International revenue decreased $7.2 million Lower sales in Brazil and Latin America markets Order activity declined in Brazil due to a significant drop in local commodity prices impacting grower profitability Lower profitability and liquidity has resulted in a more constrained credit environment Increases and decreases in other markets offset one another Favorable foreign currency translation impact of $0.9 million Operating income decreased $7.2 million Lower operating income and margin resulted primarily from lower irrigation revenues and the resulting impact of deleverage of fixed operating expenses Revenue North America International FY23 FY24 $ in millions -13% -22% -8% Operating Income (with operating margin)

Infrastructure Segment – Second Quarter Summary Total revenue was comparable to prior year second quarter Higher Road Zipper System ™ lease revenue connected to road construction activity Lower Road Zipper System ™ project sales revenue Lower sales of road safety products in international markets offset the impact of higher sales in the U.S. Operating income increased $1.5 million More favorable margin mix of revenue with higher Road Zipper System ™ lease revenues resulting in higher gross margin compared to the prior year Revenue $ in millions +74% Operating Income (with operating margin)

Innovation Leadership: Addressing Global Megatrends Capitalizing on global megatrends Food Security Water Scarcity Land Availability Mobility Safety Increased Safety Standards Aging Infrastructure Megatrends Innovation Leadership Innovative sustainable solutions for growers across the globe Mobilizing global populations safely and sustainably

Strong Commitment to Sustainable Practices Our mission is to conserve natural resources, expand our world’s potential, and enhance the quality of life for people. Investing in sustainable technologies Improving our operational footprint Empowering and protecting our people Engaging in our local communities Operating with integrity 1 2 3 4 5

Summary Balance Sheet and Liquidity As of February 29, 2024, available liquidity of $200.6 million, with $150.6 million in cash, cash equivalents and marketable securities and $50.0 million available under revolving credit facility Well-positioned with a strong balance sheet to continue to execute our capital allocation strategy and create value for shareholders.

Free Cash Flow Summary

Capital Allocation – A Balanced Approach The Company’s prioritization for cash use: Working capital to support organic growth New product development Capital expenditures - expected to be $35 - $40 million in fiscal 2024 Reflects incremental investment in plant modernization & productivity improvements at certain manufacturing facilities Acquisitions that align with strategic priorities Increasing dividend payments Opportunistic share repurchases Allocation History Other includes debt repayments, net cash sources/uses from note receivables, settlement of net investment hedges, and stock compensation related activity. Ending cash includes cash equivalents and marketable securities.

Five-Year Financial Goals (Annual Averages) Organic Revenue Growth >7% Operating Margin >14% ROIC >12% EPS Growth >10%

Appendix

U.S. Net Farm Income and Net Cash Farm Income Inflation adjusted, 2003-2024F 2003-22 average NCFI Note: F = forecast. Values are adjusted for inflation using the U.S. Bureau of Economic Analysis Gross Domestic Product Price Index (BEA API series code: A191RG) rebased to 2024 by USDA, Economic Research Service. Source: USDA, Economic Research Service, Farm Income and Wealth Statistics. Data as of February 7, 2024 $ billion (2022) 2003-22 average NFI

U.S. Commodity Prices Soybean Prices Source: Trading Economics Corn Prices

Soybean Cash Price Index – Brazil Source:Cepea

United States Drought Condition Source: US Drought Monitor, March 2024 2023 2024